UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2016

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA

(State of Incorporation)

001-36860	75-3254381
(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, 17th Floor, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

(818) 992-3126

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accounting Firm

On April 4, 2016, Lion Biotechnologies, Inc. (“we,” “our,” “us” or the “Company”) dismissed Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm. This dismissal of Weinberg was approved by our Audit Committee.

Weinberg’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and through April 4, 2016: (i) there were no disagreements between our company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) Weinberg did not advise us of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

We have provided Weinberg with a copy of the foregoing disclosures and have requested that Weinberg furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Weinberg agrees with the disclosures. Attached as Exhibit 16.1 is a copy of Weinberg’s letter, dated April 7, 2016, regarding the above statements that are related to Weinberg.

(b)	New Independent Accounting Firm

On April 4, 2016, we engaged Marcum, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The engagement of Marcum, LLP was approved by our Audit Committee.

During the Company’s two fiscal years ended December 31, 2015 and 2014 and through April 4, 2016, neither we nor anyone acting on our behalf consulted with Marcum, LLP regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

Exhibit 16.1	Letter to the Securities and Exchange Commission from Weinberg & Company, P.A. regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LION BIOTECHNOLOGIES, INC.

Date:	April 7, 2016	By:	/s/ Molly Henderson
Molly Henderson, Chief Financial Officer